                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-09141
                                                      ---------

                       Eaton Vance Municipal Income Trust
                       ----------------------------------
               (Exact Name of registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (registrant's Telephone Number)

                                   November 30
                                -----------------
                             Date of Fiscal Year End

                                November 30, 2004
                                -----------------
                            Date of Reporting Period

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ITEM 1. REPORTS TO STOCKHOLDERS

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[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT NOVEMBER 30, 2004

[GRAPHIC IMAGE]

EATON VANCE MUNICIPAL INCOME TRUST

[GRAPHIC IMAGE]

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                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                             REGARDING DELIVERY OF
                             SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2004
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]

Thomas J. Fetter
President

The municipal bond market is a center of capital formation for states, municipalities and, in some cases, private economic initiatives. In this edition of our continuing educational series, we will discuss industrial development revenue (IDR) bonds. IDR bonds have long been used as a financing mechanism by local governments to provide assistance to local employers and encourage job retention and creation within their communities.

IDR BONDS FINANCE PRIVATE ACTIVITIES THAT BENEFIT THE PUBLIC...

IDR bonds are issued by municipal authorities to finance projects and facilities used by private corporations. Historically, IDR bonds have represented a partnership between the private and public sectors - a source of dedicated funding for companies and a source of job creation in projects beneficial to local communities. The "Private-Activities" provision of the Tax Reform Act of 1986 permits issuance of tax-exempt bonds for specific activities, including pollution control; gas and electric service; water distribution; wastewater systems; solid waste disposal; airports and selected transportation projects; and other industrial projects.

The Act also placed a cap on the dollar amount that may be raised for IDR bonds in each state, limiting the amount to $50 per person/per state/per year, with a $150 million maximum. These limitations provide protection against potential abuse and ensure that tax-exempt IDR bonds will indeed be issued for projects that will benefit the public.

IDR BONDS FINANCE UTILITY-RELATED PROJECTS AND OTHER INDUSTRIAL INITIATIVES...

Typically, IDR bond projects provide financing for manufacturing, processing or utility facilities. Historically, about one-half of these bonds have been issued to finance pollution control facilities for manufacturers and electric utilities. As many utilities and manufacturers have been ordered to comply with stricter environmental and fuel standards, pollution control bonds have helped finance the retrofits of existing plants. Other IDR bonds have served as inducements from state and local issuers to locate plants or build new facilities, in the hope that such construction might generate further economic growth for a community.

IDR BONDS ARE SECURED BY CORPORATE REVENUES - NOT THOSE OF STATE OR LOCAL GOVERNMENTS...

IDR bond issues are secured by the credit of the underlying corporation. The municipal issuing authority acts solely as a conduit to permit tax-exempt financing. The corporation pledges to make payments sufficient to meet all debt service obligations. Unlike some revenue issues, IDR bonds are backed by revenues of the entire corporation, not solely by those of the project being financed.

Because IDR bonds are backed by corporate revenues and not by the taxing authority of a state or local jurisdiction, they have historically provided coupon premiums above those of general obligations and other more traditional revenue bonds. Bonds may be either collateralized or unsecured. Collateralized bonds have a lien against the company's assets, which may provide bond holders enhanced bargaining power in the event of a bankruptcy. Unsecured bonds have no such lien.

WHILE PROVIDING NEW OPPORTUNITIES, IDR BONDS REQUIRE RIGOROUS ANALYSIS...

While IDR bonds may provide unusual investment opportunities, they also may entail increased risk, and therefore, demand especially intensive analysis. At Eaton Vance, we have credit analysts and resources dedicated to IDR bond research.

IDR bonds represent a key segment of the municipal bond market and should remain an important source of capital formation. In our view, the experience and resources needed to evaluate these issues further demonstrates the value of professional management. We will continue to look for opportunities in this sector of the municipal market.

                                          Sincerely,

                                          /s/ Thomas J. Fetter
                                          Thomas J. Fetter
                                          President
                                          January 12, 2005

SHARES OF THE FUNDS ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

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EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2004
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF THOMAS M. METZOLD]

Thomas M. Metzold
Co-Manager

[PHOTO OF WILLIAM H. AHERN]

William H. Ahern
Co-Manager

THE TRUST

PERFORMANCE FOR THE PAST YEAR

- Based on share price (traded on the New York Stock Exchange), the Trust had a total return of 12.54% for the year ended November 30, 2004. That return was the result of an increase in share price from $15.55 on November 30, 2003, to $16.15 on November 30, 2004, and the reinvestment of $1.19 per share in regular monthly dividends.(1)

- Based on net asset value, the Trust had a total return of 7.28% for the year ended November 30, 2004. That return was the result of a decrease in net asset value per share from $14.09 on November 30, 2003, to $13.95 on November 30, 2004, and the reinvestment of $1.19 per share in regular monthly dividends.

- Based on the last dividend of the fiscal year and a share price of $16.15, the Trust had a market yield of 7.37% at November 30, 2004.(2) The Trust's market yield is equivalent to a taxable yield of 11.34%.(3)

MANAGEMENT DISCUSSION

- The expansion of the U.S. economy continued throughout the year ended November 30, 2004, bolstered by a stronger-than-expected third quarter GDP and the brighter employment picture that emerged at the end of the fiscal year. One key economic factor during the period, however, was the surge in gasoline and energy prices, which raised fears that inflation could re-emerge. Amid those concerns, the Federal Reserve Bank increased its benchmark Federal Funds interest rate four times between June and November of 2004.

- Following a strong rally in the first half of the year, the municipal bond market lost some momentum in the second half, as inflation remained a concern for fixed-income investors. For the year ended November 30, 2004, the Lehman Brothers Municipal Bond Index had a total return of 4.07%.(4)

- We are pleased to announce that, as of September 13, 2004, William H. Ahern has joined the Trust's management team. Mr. Ahern joined Eaton Vance in 1989 as an analyst in the fixed-income department and was named a Portfolio Manager in 1993. He serves as Portfolio Manager of 10 Eaton Vance tax-exempt mutual funds, closed-end funds for eight states, as well as several other Eaton Vance funds.

- Insured* transportation bonds constituted the Trust's largest sector weighting at November 30, 2004. These issues have financed key projects within the nation's air and highway transportation infrastructure. The Trust's holdings included issues that financed projects for the Dallas-Fort Worth, Texas, International Airport and for the Las Vegas, Nevada, monorail system.

- Hospital bonds were prominent holdings in the Trust. Given stricter Medicare reimbursements and intense industry competition, management focused on institutions we believe have sound financial structures and good management and are well-positioned in their local markets.

- At November 30, 2004, the Trust had leverage in the amount of approximately 36% of the Trust's total assets. The Trust is leveraged through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

  * Private insurance does not remove the risk of loss of principal associated with insured investments.

    THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

--------------------------------------------------------------------------------

(1) A portion of the Trust's income may be subject to federal income tax and/or federal alternative minimum tax. Income may be subject to state tax.

(2) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3) Taxable-equivalent yield assumes maximum 35.0% federal income tax rate. A lower rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index's total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2004
PERFORMANCE

TRUST INFORMATION
as of November 30, 2004

PERFORMANCE*

Average Annual Total Returns (by share price, New York Stock Exchange)

One Year                                  12.54%
Life of Trust (1/29/99)                    8.64%

Average Annual Total Returns (by net asset value)

One Year                                   7.28%
Life of Trust (1/29/99)                    5.95%

* Performance results reflect the effect of leverage resulting from the Trust's issuance of Auction Preferred Shares.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN SHARE PRICE OR NET ASSET VALUE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND MARKET PRICE WILL FLUCTUATE SO THAT SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED.

RATING DISTRIBUTION**

[PIE CHART]

AAA         39.1%
AA           6.8%
A            8.1%
BBB         17.1%
BB           1.3%
B            1.3%
CCC          1.4%
CC           0.4%
Non-Rated   24.5%

**RATING DISTRIBUTION SUBJECT TO CHANGE DUE TO ACTIVE MANAGEMENT.

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2004
PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 152.0%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------
COGENERATION -- 1.3%

$          2,950   Maryland Energy Cogeneration, (AES Warrior Run), (AMT),
                   7.40%, 9/1/19                                                                 $      3,014,457
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      3,014,457
-----------------------------------------------------------------------------------------------------------------

EDUCATION -- 2.6%

$          2,250   California Educational Facilities Authority, Stanford University,
                   Residual Certificates, Variable Rate, 14.67%, 12/1/32(1)(2)                   $      2,592,180
           3,430   Massachusetts Development Finance Agency,
                   (Boston University), 5.45%, 5/15/59                                                  3,551,593
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      6,143,773
-----------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 9.0%

$          6,500   Brazos River Authority, TX, (Reliant Energy, Inc.),
                   7.75%, 12/1/18                                                                $      7,131,865
           2,000   Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT),
                   6.75%, 4/1/38                                                                        2,292,560
           3,550   Mississippi Business Finance Corp., (System Energy
                   Resources, Inc.), 5.90%, 5/1/22                                                      3,581,453
           7,250   North Carolina Municipal Power Agency, (Catawba),
                   6.50%, 1/1/20                                                                        8,176,695
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     21,182,573
-----------------------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 8.8%

$          5,000   Bakersfield, CA, (Bakersfield Assisted Living Center),
                   Escrowed to Maturity, 0.00%, 4/15/21                                           $     2,234,350
          35,000   Dawson Ridge, CO, Metropolitan District #1, Escrowed to
                   Maturity, 0.00%, 10/1/22                                                            14,329,700
              95   Delaware County, PA, IDA, (Glen Riddle), Escrowed to
                   Maturity, (AMT), 8.125%, 9/1/05                                                         97,013
           2,000   Delaware County, PA, IDA, (Glen Riddle), Prerefunded to
                   9/1/05, (AMT), 8.625%, 9/1/25                                                        2,150,140
           1,725   Maricopa County, AZ, IDA, (Place Five and The Greenery),
                   Escrowed to Maturity, 8.625%, 1/1/27                                                 2,038,363
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     20,849,566
-----------------------------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 6.8%

$          1,500   California, 5.25%, 11/1/29                                                    $      1,542,420
           4,950   California, 5.50%, 11/1/33                                                           5,215,320
           2,000   Kershaw County, SC, School District, 5.00%, 2/1/18(3)                                2,108,980
           1,200   New York, NY, Variable Rate, 11.535%, 6/1/28(1)(2)                                   1,319,124
           5,000   Puerto Rico, Variable Rate, 9.023%, 7/1/29(2)(4)                                     5,814,050
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     15,999,894
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE-MISCELLANEOUS -- 1.2%

$            608   Tax Exempt Securities Trust, Community Health Provider,
                   Pooled Loan Program, 6.00%, 12/1/36                                           $        612,808
           1,605   Tax Exempt Securities Trust, Community Health Provider,
                   Pooled Loan Program, 6.25%, 12/1/36                                                  1,676,872
             609   Tax Exempt Securities Trust, Community Health Provider,
                   Pooled Loan Program, 7.75%, 12/1/36                                                    612,275
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      2,901,955
-----------------------------------------------------------------------------------------------------------------

HOSPITAL -- 21.0%

$          2,500   California Health Facilities Authority, (Cedars Sinai Medical
                   Center), Variable Rate, 10.372%, 12/1/34(2)(4)                                $      2,850,200
             895   Chautauqua County, NY, IDA, (Women's Christian
                   Association), 6.35%, 11/15/17                                                          840,136
             975   Chautauqua County, NY, IDA, (Women's Christian
                   Association), 6.40%, 11/15/29                                                          920,614
           1,000   Halifax, FL, Medical Center, 7.25%, 10/1/24                                          1,086,180
           6,000   Henderson, NV, Health Care Facility, 5.625%, 7/1/24                                  6,190,260
           2,725   Highland County, OH, (Joint Township Hospital District),
                   6.75%, 12/1/29                                                                       2,679,792
           5,000   Illinois Health Facility Authority, (Loyola University Health
                   System), 6.00%, 7/1/21                                                               5,204,850
           2,575   Louisiana Public Facilities Authority, (Tuoro Infirmary),
                   5.625%, 8/15/29                                                                      2,602,269
           2,000   Martin County, MN, (Fairmont Community Hospital
                   Association), 6.625%, 9/1/22                                                         2,049,720
           1,150   Mecosta County, MI, General Hospital, 5.75%, 5/15/09                                 1,177,232
           2,500   Mecosta County, MI, General Hospital, 6.00%, 5/15/18                                 2,451,375
           4,260   New Jersey Health Care Facilities Financing Authority,
                   (Capital Health System), 5.25%, 7/1/27                                               4,282,195
           1,500   New Jersey Health Care Facilities Financing Authority,
                   (Trinitas Hospital), 7.50%, 7/1/30                                                   1,681,215
           5,000   North Central, TX, Health Facility Development Corp.,
                   (Baylor Healthcare System), 5.125%, 5/15/29                                          5,028,550
           1,470   Oneonta, AL, Eastern Health Care Facility Financing
                   Authority, (Eastern Health Systems, Inc.), 7.75%, 7/1/21                             1,629,392
           7,000   Rhode Island HEFA, (St. Joseph Health Services),
                   5.50%, 10/1/29                                                                       6,512,030
           2,425   Southwestern Illinois, Development Authority, (Anderson
                   Hospital), 5.625%, 8/15/29                                                           2,374,075
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     49,560,085
-----------------------------------------------------------------------------------------------------------------

HOUSING -- 13.2%

$            990   California Statewide Communities Development Authority,
                   (AMT), Variable Rate, 33.556%, 12/1/34(2)(4)                                  $        906,790
           4,000   Charter Mac Equity Trust, TN, 6.00%, 4/30/19                                         4,283,000
           4,000   Charter Mac Equity Trust, TN, (AMT), 6.625%, 6/30/09                                 4,426,160

                        See notes to financial statements

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
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------
HOUSING (CONTINUED)

$          3,185   Florida Capital Projects Finance Authority, Student Housing
                   Revenue, (Florida University), 7.75%, 8/15/20                                 $      3,229,622
             880   Lake Creek, CO, Affordable Housing Corp., Multifamily,
                   7.00%, 12/1/23                                                                         793,584
           4,460   Louisiana Public Facilities Authority, (Eden Point),
                   6.25%, 3/1/34                                                                        3,841,933
           4,000   Muni Mae Tax-Exempt Bond, LLC, (AMT),
                   6.875%, 6/30/09                                                                      4,467,800
           3,080   North Little Rock, AR, Residential Housing Facilities,
                   (Parkstone Place), 6.50%, 8/1/21                                                     2,842,840
           3,550   Oregon Health Authority, (Trillium Affordable Housing),
                   (AMT), 6.75%, 2/15/29                                                                3,149,347
             970   Raleigh, NC, Housing Authority, Multifamily, (Cedar Point),
                   7.00%, 11/1/30(5)                                                                       98,455
           3,300   Texas Student Housing Corp., (University of Northern Texas),
                   6.75%, 7/1/16                                                                        3,205,752
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     31,245,283
-----------------------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 7.2%

$          1,870   ABIA Development Corp., TX, (Austin Cargoport
                   Development), (AMT), 6.50%, 10/1/24                                           $      1,702,789
           1,772   Broward County, FL, IDR, (Lynxs Cargoport), (AMT),
                   6.75%, 6/1/19                                                                        1,622,484
           2,500   Gulf Coast, TX, Waste Disposal Authority, (Valero Energy
                   Corp.) (AMT), 5.70%, 4/1/32                                                          2,516,275
           2,000   Kenton County, KY, Airport, (Delta Airlines), (AMT),
                   7.125%, 2/1/21                                                                       1,546,600
           6,000   New Jersey EDA, (Continental Airlines), (AMT),
                   6.25%, 9/15/29                                                                       4,620,000
           3,500   New York City, NY, IDA, (American Airlines, Inc.), (AMT),
                   8.50%, 8/1/28                                                                        2,771,300
           2,950   Phoenix, AZ, IDA, (America West Airlines, Inc.), (AMT),
                   6.25%, 6/1/19                                                                        2,217,367
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     16,996,815
-----------------------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 1.3%

$          3,000   Massachusetts HEFA, (Berklee College of Music), (MBIA),
                   Variable Rate, 8.30%, 10/1/27(2)(4)                                           $      3,123,720
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      3,123,720
-----------------------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 0.7%

$            100   Los Angeles, CA, Department of Water and Power, (MBIA),
                   Variable Rate, 458.187%, 2/15/30(1)(2)                                        $        283,900
           1,350   Wamego, KS, PCR, (MBIA), 5.30%, 6/1/31                                               1,413,301
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      1,697,201
-----------------------------------------------------------------------------------------------------------------

INSURED-ESCROWED / PREREFUNDED -- 1.8%

$          4,250   Metropolitan Transportation Authority of New York,
                   Escrowed to Maturity, (FGIC), 4.75%, 7/1/26                                   $      4,232,065
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      4,232,065
-----------------------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 13.0%

$          3,500   California, (FGIC), Variable Rate, 11.925%, 9/1/30(1)(2)                      $      3,887,625
             500   California, (FGIC), Variable Rate, 88.267%, 12/1/29(1)(2)                            1,422,150
           2,000   Chicago, IL, (MBIA), 5.00%, 1/1/41                                                   1,998,240
          30,160   Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/22                             12,202,434
          13,000   Illinois Development Finance Authority, (Local Government
                   Program-Elgin School District-U46), (FSA), 0.00%, 1/1/20                             6,272,110
           4,000   Puerto Rico, (FSA), Variable Rate, 12.446%, 7/1/27(1)(2)                             5,001,400
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     30,783,959
-----------------------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 8.9%

$         19,705   Kentucky EDA, (Norton Healthcare, Inc.), (MBIA),
                   0.00%, 10/1/25                                                                $      6,757,436
          22,770   Kentucky EDA, (Norton Healthcare, Inc.), (MBIA),
                   0.00%, 10/1/26                                                                       7,340,593
          10,000   Kentucky EDA, (Norton Healthcare, Inc.), (MBIA),
                   0.00%, 10/1/27                                                                       3,033,800
           4,000   New Jersey Health Care Facilities Financing Authority,
                   (St. Barnabas Medical Center), (MBIA), Variable Rate,
                   10.448%, 7/1/28(1)(2)                                                                3,938,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     21,069,829
-----------------------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 23.1%

$          3,500   Chicago, IL, O'Hare International Airport, (AMBAC), (AMT),
                   5.375%, 1/1/32                                                                $      3,584,700
           2,500   Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT),
                   5.50%, 11/1/20                                                                       2,676,725
           4,930   Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT),
                   5.75%, 11/1/30                                                                       5,153,280
           4,500   Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT),
                   6.125%, 11/1/35                                                                      4,913,775
           4,000   Massachusetts Turnpike Authority, Metropolitan Highway
                   System, (MBIA), 5.00%, 1/1/37                                                        4,012,280
           2,400   Massachusetts Turnpike Authority, Metropolitan Highway
                   System, (MBIA), Variable Rate, 11.257%, 1/1/37(1)(2)                                 2,422,104
           3,500   Miami-Dade County, FL, International Airport, (FGIC),
                   5.00%, 10/1/37                                                                       3,519,215
           7,500   Minneapolis and St. Paul, MN, Metropolitan Airport
                   Commission, (FGIC), 5.25%, 1/1/32                                                    7,772,850
           5,500   Nevada Department of Business and Industry,
                   (Las Vegas Monorail-1st Tier), (AMBAC), 5.375%, 1/1/40                               5,655,980
           2,000   Puerto Rico Highway and Transportation Authority, (FSA),
                   Variable Rate, 11.175%, 7/1/32(1)(2)                                                 2,115,440

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------
INSURED-TRANSPORTATION (CONTINUED)

$          7,000   San Antonio, TX, Airport System, (Improvements), (FGIC),
                   (AMT), 5.25%, 7/1/21                                                          $      7,281,470
           1,500   South Carolina Transportation Infrastructure, (AMBAC),
                   5.00%, 10/1/33                                                                       1,511,985
           9,000   Texas Turnpike Authority, (Central Texas Turnpike System),
                   (AMBAC), 0.00%, 8/15/21                                                              3,911,580
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     54,531,384
-----------------------------------------------------------------------------------------------------------------

INSURED-WATER AND SEWER -- 0.3%

$            700   Jupiter, FL, (AMBAC), 4.75%, 10/1/33                                          $        688,611
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $        688,611
-----------------------------------------------------------------------------------------------------------------


LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 1.9%

$          1,000   New Jersey EDA, (School Facilities), 5.00%, 6/15/26                           $      1,020,530
           3,340   New Jersey EDA, (School Facilities), Variable Rate,
                   11.995%, 6/15/28(1)(2)                                                               3,442,872
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      4,463,402
-----------------------------------------------------------------------------------------------------------------

NURSING HOME -- 3.5%

$          3,445   Ohio HFA, Retirement Rental Housing, (Encore Retirement
                   Partners), 6.75%, 3/1/19                                                      $      2,984,851
             750   Okaloosa County, FL, Retirement Rental Housing, (Encore
                   Retirement Partners), 6.125%, 2/1/14                                                   674,138
           2,000   Orange County, FL, Health Facilities Authority, (Westminster
                   Community Care), 6.75%, 4/1/34                                                       1,726,480
             767   Tarrant County, TX, Health Facilities Authority,
                   8.00%, 9/1/25(5)                                                                        22,254
           1,154   Tarrant County, TX, Health Facilities Authority,
                   (3927 Foundation), 10.25%, 9/1/19(5)                                                    11,543
           2,920   Wisconsin HEFA, (Wisconsin Illinois Senior Housing),
                   7.00%, 8/1/29                                                                        2,744,128
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      8,163,394
-----------------------------------------------------------------------------------------------------------------

OTHER REVENUE -- 14.2%

$          4,000   California Statewide Communities Development Authority,
                   (East Valley Tourist Development Authority),
                   8.25%, 10/1/14                                                                $      4,078,760
           3,000   Capital Trust Agency, FL, (Seminole Tribe Convention),
                   8.95%, 10/1/33                                                                       3,510,990
           4,000   Capital Trust Agency, FL, (Seminole Tribe Convention),
                   10.00%, 10/1/33                                                                      4,904,080
$          3,160   Golden Tobacco Securitization Corp., CA, 6.75%, 6/1/39                        $      3,161,011
           2,900   Golden Tobacco Securitization Corp., CA, Variable Rate,
                   9.243%, 6/1/38(2)(4)                                                                 3,191,595
           1,500   Mohegan Tribe Indians, CT, Gaming Authority,
                   (Public Improvements), 6.25%, 1/1/21                                                 1,595,790
           3,900   Puerto Rico Infrastructure Financing Authority, Variable Rate,
                   19.305%, 10/1/32(1)(2)(3)                                                            5,472,792
           3,300   Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16                                            3,351,150
           1,290   Tobacco Settlement Financing Corp., NJ, 6.75%, 6/1/39                                1,289,136
           3,000   Tobacco Settlement Financing Corp., NJ, Variable Rate,
                   12.022%, 6/1/39(2)(4)                                                                2,993,940
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     33,549,244
-----------------------------------------------------------------------------------------------------------------

POOLED LOANS -- 0.4%

$            895   Virginia Resources Authority, (Virginia Pooled Financing
                   Program), 4.50%, 11/1/35                                                      $        842,464
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $        842,464
-----------------------------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 2.5%

$          1,960   Cliff House Trust, PA, (AMT), 6.625%, 6/1/27                                  $      1,487,464
           3,240   Logan County, CO, Industrial Development Revenue,
                   (TLC Care Choices, Inc.), 6.875%, 12/1/23                                            2,930,742
           1,400   Mesquite, TX, Health Facilities Authority, (Christian
                   Retirement Facility), 7.625%, 2/15/28                                                1,466,710
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      5,884,916
-----------------------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 5.1%

$          3,280   Bell Mountain Ranch, CO, Metropolitan District,
                   6.625%, 11/15/25                                                              $      3,352,619
           3,570   Black Hawk, CO, Business Improvement District,
                   6.50%, 12/1/11                                                                       3,519,842
             395   Longleaf, FL, Community Development District,
                   6.20%, 5/1/09                                                                          381,803
           1,720   Longleaf, FL, Community Development District,
                   6.65%, 5/1/20                                                                        1,579,493
           1,150   New Jersey EDA, (Cigarette Tax), 5.50%, 6/15/24                                      1,171,770
           2,115   New Jersey EDA, (Cigarette Tax), 5.75%, 6/15/29                                      2,162,461
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $     12,167,988
-----------------------------------------------------------------------------------------------------------------


                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 4.2%

$          3,750   Kent County, MI, Airport Facility, Variable Rate,
                   8.01%, 1/1/25(2)(4)                                                           $      3,836,925
           6,000   Port Authority of New York and New Jersey,
                   5.25%, 7/15/34                                                                       6,161,580
-----------------------------------------------------------------------------------------------------------------
                                                                                                 $      9,998,505
-----------------------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS -- 152.0%
  (IDENTIFIED COST $342,420,664)                                                                 $    359,091,083
                                                                                                 ----------------

OTHER ASSETS, LESS LIABILITIES -- 3.5%                                                           $      8,294,444
                                                                                                 ----------------

AUCTION PREFERRED SHARES PLUS CUMULATIVE
UNPAID DIVIDENDS -- (55.5)%                                                                      $   (131,082,303)
                                                                                                 ----------------

NET ASSETS APPLICABLE TO COMMON
SHARES -- 100.0%                                                                                 $    236,303,224
                                                                                                 ----------------

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

At November 30, 2004, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

      California                                            13.3%
      Colorado                                              10.5%
      Illinois                                              13.4%
      New Jersey                                            11.3%
      Texas                                                 20.0%
      Others, representing less than 10% individually       83.5%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2004, 32.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.7% to 14.8% of total investments.

(1) Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2004

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the aggregate value of the securities is $54,614,807 or 23.1% of the Trust's net assets.

(3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4) Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2004

(5)  Defaulted bond.

                        See notes to financial statements

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2004

ASSETS

Investments, at value (identified cost, $342,420,664)                              $    359,091,083
Cash                                                                                      1,836,333
Receivable for investments sold                                                              90,000
Interest receivable                                                                       7,104,790
Receivable for daily variation margin on open financial futures contracts                   178,125
Prepaid expenses                                                                            100,502
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $    368,400,833
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for open swap contracts                                                    $        901,216
Payable to affiliate for Trustees' fees                                                       1,815
Accrued expenses                                                                            112,275
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $      1,015,306
---------------------------------------------------------------------------------------------------

AUCTION PREFERRED SHARES (5,240 SHARES OUTSTANDING) AT LIQUIDATION
   VALUE PLUS CUMULATIVE UNPAID DIVIDENDS                                               131,082,303
---------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES                                             $    236,303,224
---------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Common Shares, $0.01 par value, unlimited number of shares
   authorized, 16,944,390 shares issued and outstanding                            $        169,444
Additional paid-in capital                                                              250,726,054
Accumulated net realized loss (computed on the basis of identified cost)                (34,739,172)
Accumulated undistributed net investment income                                           3,738,738
Net unrealized appreciation (computed on the basis of identified cost)                   16,408,160
---------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES                                             $    236,303,224
---------------------------------------------------------------------------------------------------

NET ASSET VALUE PER COMMON SHARE

($236,303,224 DIVIDED BY 16,944,390 COMMON SHARES ISSUED AND OUTSTANDING)          $          13.95
---------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
NOVEMBER 30, 2004

INVESTMENT INCOME

Interest                                                                           $     25,558,031
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                            $     25,558,031
---------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                             $      2,553,910
Administration fee                                                                          729,688
Trustees' fees and expenses                                                                  16,029
Preferred shares remarketing agent fee                                                      328,401
Transfer and dividend disbursing agent fees                                                 241,446
Custodian fee                                                                               159,075
Legal and accounting services                                                                60,620
Printing and postage                                                                         25,967
Miscellaneous                                                                                68,853
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $      4,183,989
---------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                                      $         12,207
---------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $         12,207
---------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $      4,171,782
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                              $     21,386,249
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $      1,802,994
   Financial futures contracts                                                           (4,468,145)
---------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                                  $     (2,665,151)
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $      1,268,581
   Financial futures contracts                                                               26,405
   Swap contracts                                                                          (901,216)
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $        393,770
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                                   $     (2,271,381)
---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM INCOME                                $     (1,514,374)
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     17,600,494
---------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED           YEAR ENDED
                                                                    NOVEMBER 30, 2004    NOVEMBER 30, 2003
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                                            $      21,386,249    $      21,202,621
   Net realized loss from investment
      transactions and financial
      futures contracts                                                    (2,665,151)          (3,246,611)
   Net change in unrealized appreciation
      (depreciation) from investments,
      financial futures contracts
      and swap contracts                                                      393,770           20,262,444
   Distributions to preferred shareholders
      from net investment income                                           (1,514,374)          (1,586,402)
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $      17,600,494    $      36,632,052
----------------------------------------------------------------------------------------------------------
Distributions to common shareholders --
   From net investment income                                       $     (20,069,386)   $     (18,871,152)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                          $     (20,069,386)   $     (18,871,152)
----------------------------------------------------------------------------------------------------------
Capital share transactions --
   Reinvestment of distributions to
      common shareholders                                           $       2,211,642    $       2,524,723
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                                               $       2,211,642    $       2,524,723
----------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                               $        (257,250)   $      20,285,623
----------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO
COMMON SHARES

At beginning of year                                                $     236,560,474    $     216,274,851
----------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $     236,303,224    $     236,560,474
----------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS
APPLICABLE TO
COMMON SHARES

AT END OF YEAR                                                      $       3,738,738    $       4,092,361
----------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING THE PERIODS STATED

                                                                                       YEAR ENDED NOVEMBER 30,
                                                                    -------------------------------------------------------------
                                                                     2004(1)      2003(1)     2002(1)(2)    2001(1)      2000(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year (Common shares)                $  14.090    $  13.020    $  12.930    $  11.950    $  11.720
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                               $   1.268    $   1.269    $   1.255    $   1.124    $   1.083
Net realized and unrealized gain (loss)                                (0.128)       1.026        0.013        0.873        0.260
Distribution to preferred shareholders from net investment income      (0.090)      (0.095)      (0.148)      (0.240)      (0.328)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                        $   1.050    $   2.200    $   1.120    $   1.757    $   1.015
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                                          $  (1.190)   $  (1.130)   $  (1.030)   $  (0.777)   $  (0.785)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                          $  (1.190)   $  (1.130)   $  (1.030)   $  (0.777)   $  (0.785)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR (COMMON SHARES)                      $  13.950    $  14.090    $  13.020    $  12.930    $  11.950
---------------------------------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF YEAR (COMMON SHARES)                         $  16.150    $  15.550    $  14.050    $  13.500    $  11.125
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                         12.54%       20.02%       12.32%       28.95%        2.05%
---------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING THE PERIODS STATED

                                                                                          YEAR ENDED NOVEMBER 30,
                                                                        ----------------------------------------------------------
                                                                          2004(1)     2003(1)   2002(1)(2)    2001(1)    2000(1)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+

Net assets applicable to common shares, end of year (000's omitted)     $  236,303  $  236,560  $  216,275  $  212,315  $  194,676
Ratios (As a percentage of average net assets applicable to
  common shares):
   Expenses(4)                                                                1.79%       1.80%       1.89%       1.88%       1.95%
   Expenses after custodian fee reduction(4)                                  1.78%       1.80%       1.88%       1.88%       1.91%
   Net investment income(4)                                                   9.14%       9.37%       9.69%       8.79%       9.47%
Portfolio Turnover                                                              21%         30%         14%         60%         66%

+  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares are as follows:
Ratios (As a percentage of average total net assets):
   Expenses                                                                   1.15%       1.14%       1.17%       1.15%       1.15%
   Expenses after custodian fee reduction                                     1.14%       1.14%       1.17%       1.15%       1.12%
   Net investment income                                                      5.86%       5.93%       6.01%       5.40%       5.56%

Senior Securities:
   Total preferred shares outstanding                                        5,240       5,240       5,240       5,240       5,240
   Asset coverage per preferred share(5)                                $   70,112  $   70,154  $   66,291  $   65,548  $   62,155
   Involuntary liquidation preference per preferred share(6)            $   25,000  $   25,000  $   25,000  $   25,000  $   25,000
   Approximate market value per preferred share(6)                      $   25,000  $   25,000  $   25,000  $   25,000  $   25,000

(1) Computed using average common shares outstanding.

(2) The Trust has adopted the provisions of the revised AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.011, decrease net realized and unrealized gains per share by $0.011, increase the ratio of net investment income to average net assets applicable to common shares from 9.61% to 9.69% and increase the ratio of net investment income to average total net assets from 5.96% to 6.01%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in market value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.

(5) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(6) Plus accumulated and unpaid dividends.

                        See notes to financial statements

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to provide current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A INVESTMENT VALUATION -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B INVESTMENT TRANSACTIONS -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

C INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D FEDERAL INCOME TAXES -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2004, the Trust, for federal income tax purposes, had a capital loss carryover of $34,626,951 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007 ($9,497,591), November 30, 2008 ($14,623,294), November 30,
2009 ($5,266,337), November 30, 2011 ($2,541,236) and November 30, 2012
($2,698,493). In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

E FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F OPTIONS ON FINANCIAL FUTURES CONTRACTS -- Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

G INTEREST RATE SWAPS -- The Trust may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Trust makes semi-annual payments at a fixed interest rate. In exchange, the Trust receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of a measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

H USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All credit balances used to reduce the Trust's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2  AUCTION PREFERRED SHARES (APS)

The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Effective July 8, 2003, a special dividend period of 733 days was set on the series A shares. The dividend rate, which matures on July 12, 2005, is 1.25%. Dividend rates ranged from 0.45% to 1.70% for Series B Shares, during the year ended November 30, 2004. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the Investment Company Act of 1940. The Trust pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  DISTRIBUTIONS TO SHAREHOLDERS

The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. Effective July 8, 2003, the Series A shares set a special dividend period of 733 days. The applicable dividend rate for the Auction Preferred Shares on November 30, 2004 was 1.25% and 1.70%, for Series A and Series B Shares, respectively. For the year ended November 30, 2004, the Trust paid dividends to Auction Preferred shareholders amounting to $831,226 and $683,148 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 1.25% and 1.05%, respectively.

The Trust distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of distributions paid for the years ended November 30, 2004 and November 30, 2003 was as follows:

                                                YEAR ENDED NOVEMBER 30,
                                           ---------------------------------
                                                 2004             2003
----------------------------------------------------------------------------
Distributions declared from:
Tax-exempt income                          $    21,583,544   $    20,455,081
Ordinary income                            $           216   $         2,473

During the year ended November 30, 2004, accumulated undistributed net investment income was decreased by $156,112, and accumulated net realized loss was decreased by $156,112 primarily due to differences between book and tax accounting for amortization and accretion on debt securities. This change had no effect on the net assets or the net asset value per share.

As of November 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income                                         $     3,821,040
Capital loss carryforward                                    $   (34,626,951)
Unrealized gain                                              $    16,295,939
Other temporary differences                                  $       (82,302)

4  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the year ended November 30, 2004, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $2,553,910. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the year ended November 30, 2004, the administrative fee amounted to $729,688.

Certain officers and Trustees of the Trust are officers of EVM.

5  INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $73,672,456 and $75,698,884, respectively, for the year ended November 30, 2004.

6  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

The cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at November 30, 2004, as computed for federal income tax purposes, are as follows:

AGGREGATE COST                                               $   341,893,928
----------------------------------------------------------------------------
Gross unrealized appreciation                                $    26,041,256
Gross unrealized depreciation                                     (8,844,101)
----------------------------------------------------------------------------

NET UNREALIZED APPRECIATION                                  $    17,197,155
----------------------------------------------------------------------------

7  SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                                   YEAR ENDED NOVEMBER 30,
                                                 ---------------------------
                                                     2004           2003
----------------------------------------------------------------------------
Shares issued pursuant to the Trust's dividend
  reinvestment plan                                   149,511        181,895
----------------------------------------------------------------------------
NET INCREASE                                          149,511        181,895
----------------------------------------------------------------------------

8  FINANCIAL INSTRUMENTS

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 2004 is as follows:

FUTURES CONTRACTS

EXPIRATION                                    AGGREGATE                         NET UNREALIZED
DATE(S)     CONTRACTS               POSITION  COST             VALUE            APPRECIATION
----------------------------------------------------------------------------------------------
03/05       400 U.S. Treasury Bond  Short     $  (44,214,520)  $  (44,050,000)  $      164,520
----------------------------------------------------------------------------------------------
03/05       500 U.S. Treasury Note  Short        (55,849,437)     (55,375,000)         474,437
----------------------------------------------------------------------------------------------
                                                                                $      638,957
----------------------------------------------------------------------------------------------

At November 30, 2004, the Trust had sufficient cash and/or securities to cover margin requirements on open futures contracts.

At November 30, 2004, the Trust had entered into an interest rate swap agreement with Morgan Stanley Capital Services, Inc. whereby the Trust makes bi-annual payments at a fixed rate equal to 5.1225% on the notional amount of $40,000,000. In exchange, the Trust receives quarterly payments at a rate equal to the three month USD-LIBOR on the same notional amount. The effective date of the interest rate swap is February 7, 2005. The value of the contract, which terminates February 7, 2015, is recorded as a payable for open swap contracts of $901,216 at November 30, 2004.

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPAL INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the Trust), including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities held as of November 30, 2004 by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 18, 2005

EATON VANCE MUNICIPAL INCOME TRUST as of November 30, 2004
FEDERAL TAX INFORMATION (UNAUDITED)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end regarding exempt-interest dividends.

EXEMPT-INTEREST DIVIDENDS -- The Trust designates 100% of dividends from net investment income as an exempt-interest dividend.

EATON VANCE MUNICIPAL INCOME TRUST
DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

EATON VANCE MUNICIPAL INCOME TRUST
APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                             ---------------------------------------------------
                             Please print exact name on account

                             ---------------------------------------------------
                             Shareholder signature                 Date

                             ---------------------------------------------------
                             Shareholder signature                 Date

                             Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                        Eaton Vance Municipal Income Trust
                        c/o PFPC, Inc.
                        P.O. Box 43027
                        Providence, RI 02940-3027
                        800-331-1710

NUMBER OF EMPLOYEES

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of November 30, 2004, our records indicate that there are 163 registered shareholders and approximately 2,000 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

                        Eaton Vance Distributors, Inc.
                        The Eaton Vance Building
                        255 State Street
                        Boston, MA 02109
                        1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange symbol is EVN.

EATON VANCE MUNICIPAL INCOME TRUST
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter and a wholly-owned subsidiary of EVM.

                                           TERM OF                                    NUMBER OF PORTFOLIOS
                        POSITION(S)      OFFICE AND                                     IN FUND COMPLEX
      NAME AND           WITH THE         LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY
   DATE OF BIRTH          TRUST            SERVICE         DURING PAST FIVE YEARS          TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes       Vice President    Until 2007.     Chairman, President and               193               Director of EVC
11/9/41                and Trustee        3 years.      Chief Executive Officer of
                                       Trustee since    BMR, EVC, EVM and EV;
                                           1998.        Director of EV; Vice
                                                        President and Director of
                                                        EVD. Trustee and/or officer
                                                        of 192 registered investment
                                                        companies in the Eaton Vance
                                                        Fund Complex. Mr. Hawkes is
                                                        an interested person because
                                                        of his positions with BMR,
                                                        EVM, EVC and EV, which are
                                                        affiliates of the Trusts.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III     Trustee        Until 2006.     Jacob H. Schiff Professor of          193            Director of Tiffany &
2/23/35                                   3 years.      Investment Banking Emeritus,                        Co. (specialty retailer)
                                        Trustee since   Harvard University Graduate                            and Telect, Inc.
                                           1998         School of Business                                    (telecommunication
                                                        Administration.                                        services company)

William H. Park          Trustee         Until 2005.    President and Chief                   193                    None
9/19/47                                 Trustee since   Executive Officer, Prizm
                                           2003.        Capital Management, LLC
                                                        (investment management firm)
                                                        (since 2002). Executive Vice
                                                        President and Chief
                                                        Financial Officer, United
                                                        Asset Management Corporation
                                                        (a holding company owning
                                                        institutional investment
                                                        management firms)
                                                        (1982-2001).

Ronald A. Pearlman       Trustee         Until 2006.    Professor of Law, Georgetown          193                    None
7/10/40                                 Trustee since   University Law Center (since
                                           2003.        1999). Tax Partner Covington
                                                        & Burling, Washington, DC
                                                        (1991-2000).

Norton H. Reamer         Trustee         Until 2005.    President, Chief Executive            193                    None
9/21/35                                   3 years.      Officer and a Director of
                                        Trustee since   Asset Management Finance
                                           1998.        Corp. (a specialty finance
                                                        company serving the
                                                        investment management
                                                        industry) (since October
                                                        2003). President, Unicorn
                                                        Corporation (an investment
                                                        and financial advisory
                                                        services company) (since
                                                        September 2000). Formerly,
                                                        Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an
                                                        investment management
                                                        company) (2000-2003).
                                                        Formerly, Advisory Director
                                                        of Berkshire Capital
                                                        Corporation (investment
                                                        banking firm) (2002-2003).
                                                        Formerly Chairman of the
                                                        Board, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms) and
                                                        Chairman, President and
                                                        Director, UAM Funds (mutual
                                                        funds) (1980-2000).

Lynn A. Stout            Trustee        Until 2005.     Professor of Law, University          193                    None
9/14/57                                   3 years.      of California at Los Angeles
                                        Trustee since   School of Law (since July
                                           1998.        2001). Formerly, Professor
                                                        of Law, Georgetown
                                                        University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                             TERM OF
                           POSITION(S)     OFFICE AND
       NAME AND             WITH THE        LENGTH OF                      PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH            TRUSTS          SERVICE                       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter            President      Since 1998   Vice President of EVM and BMR. Officer of 124 registered
8/20/43                                                 investment companies managed by EVM or BMR.

William H. Ahern, Jr.    Vice President    Since 2004   Vice President of EVM and BMR. Officer of 78 registered
7/28/59                                                 investment companies managed by EVM or BMR.

Cynthia J. Clemson       Vice President    Since 2004   Vice President of EVM and BMR. Officer of 84 registered
3/2/63                                                  investment companies managed by EVM or BMR.

Robert B. MacIntosh      Vice President    Since 1998   Vice President of EVM and BMR. Officer of 124 registered
1/22/57                                                 investment companies managed by EVM or BMR.

Thomas M. Metzold        Vice President    Since 1998   Vice President of EVM and BMR. Officer of 47 registered
8/3/58                                                  investment companies managed by EVM or BMR.

Alan R. Dynner              Secretary      Since 1998   Vice President, Secretary and Chief Legal Officer of BMR,
10/10/40                                                EVM, EVD, EV and EVC. Officer of 193 registered investment companies managed by EVM or BMR.

James L. O'Connor           Treasurer      Since 1998   Vice President of BMR, EVM and EVD. Officer of 115
4/1/45                                                  registered investment companies managed by EVM or BMR.

Paul M. O'Neil               Chief
7/11/53                Compliance Officer  Since 2004   Vice President of EVM and BMR. Officer of 193 registered
                                                        investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on April 15, 2004.

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

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

                       THIS PAGE INTENTIONALLY LEFT BLANK

   INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE MUNICIPAL INCOME TRUST
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                                    PFPC INC.
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 (800) 331-1710

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022



                       EATON VANCE MUNICIPAL INCOME TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

151-1/05                                                              CE-NASRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) -(d)

The following table presents the aggregate fees billed to the registrant for the registrant's fiscal years ended November 30, 2003 and November 30, 2004 by the registrant's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services rendered by the principal accountant during such period.

FISCAL YEAR ENDED                                  11/30/03                     11/30/04
-------------------------------------------------------------------------------------------
Audit Fees                               $ 36,771                    $ 44,846

Audit-Related Fees(1)                      14,000                       3,600

Tax Fees(2)                                 5,800                       6,100

All Other Fees(3)                               0                           0
                                         --------------------------------------------------

Total                                    $ 56,571                    $ 54,546
                                         ==================================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant's auction preferred shares.
(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning.
(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by its principal accountant for the registrant's last two fiscal years; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant's last two fiscal years.

FISCAL YEAR ENDED                                  11/30/03                     11/30/04
-------------------------------------------------------------------------------------------
REGISTRANT                               $     19,800                $      9,700

EATON VANCE(1)                           $ 479,858.37                $ 350,713.16

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant's investment adviser and administrator.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park and Lynn A. Stout are the members of the registrant's audit committee.

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues and on matters regarding the state of organization of the company. On all other matters, the investment adviser will take management's proposals under advisement but will consider each matter in light of the guidelines set forth in the Policies. Except in the instance of routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders (on which the investment adviser will routinely vote with management), the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies guidelines when it believes the situation warrants such a deviation. The Policy includes voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the investment adviser's general counsel or chief equity investment officer. The general counsel or chief equity investment officer will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policy or the investment adviser will seek instruction on how to vote from the Board.

Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 is available
(1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective February 9, 2004, the Governance Committee of the Board of Trustees formalized the procedures by which a Fund's shareholders may recommend nominees to the registrant's Board of Trustees. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate, and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)         Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)      Treasurer's Section 302 certification.
(a)(2)(ii)     President's Section 302 certification.
(b)            Combined Section 906 certification.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUNICIPAL INCOME TRUST

By:    /s/ Thomas J. Fetter
       --------------------
       Thomas J. Fetter
       President


Date:  January 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ James L. O'Connor
       ---------------------
       James L. O'Connor
       Treasurer


Date:  January 18, 2005


By:    /s/ Thomas J. Fetter
       --------------------
       Thomas J. Fetter
       President


Date:  January 18, 2005